Execution Version

PLASMA PURCHASE AGREEMENT

NORMAL SOURCE PLASMA PURCHASE FROM BPC TO ADMA

THIS PLASMA PURCHASE AGREEMENT (“Agreement”) between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard, NW, Boca Raton, Florida 33487 (“BPC”) and ADMA BioManufacturing, LLC., a Delaware limited liability corporation, having a place of business at 465 Route 17 South, Ramsey New Jersey 07446 (“ADMA”) shall be effective as of June 6, 2017 (the “Effective Date”). BPC and ADMA are each sometimes referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, BPC desires to sell, and ADMA desires to purchase certain quantities of Normal Source Plasma (“Plasma” or “NSP”) to be used by ADMA, solely on the terms and conditions set forth in this Agreement.

PROVISIONS

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be legally bound hereby, ADMA and BPC agree as follows:

A.       PURCHASE AND SALE OF NSP.

1.         TERM OF AGREEMENT. Unless terminated earlier as provided herein, the term of the Agreement shall become effective on the Effective Date and shall remain in effect for a period of five (5) years from the Effective Date (the “Initial Term”). After the Initial Term, this Agreement may be renewed for additional two terms of two years each upon the mutual written consent of the Parties. Each Party agrees that it will endeavor, in good faith, to conclude any negotiations relating to such renewals no less than one (1) year before the expiration of this Agreement.

2.         PRICE AND VOLUMES

a.            During the Initial Term, ADMA agrees to purchase, and BPC agrees to sell, Plasma in the following annual quantities and prices, unless mutually agreed to otherwise in writing between the Parties:

YEAR	Quantity	Price/Liter
2017	[***]	[***]
2018	[***]	[***]

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]
2019	[***]	[***]
2020	[***]	[***]
2021	[***]	[***]

b.             Price increases shall become effective on January 1st of the applicable year.

i.	The price of all purchases of NSP under this Agreement includes all required screening tests and NAT for HIV, HBV, HCV, HAV, and Parvo B-19. Any additional required testing as specified by the U.S. Food and Drug Administration (the “FDA”) (or foreign equivalent) or due to a change in the ADMA Specifications (as defined below), will be billed to ADMA at BPC’s actual costs.

ii.	In the event compliance with one or more new government regulations or quality procedures or change in the specifications requested by ADMA (any of the foregoing being a “Required Change”) is required, but is not contemplated in this Agreement, and results in a material increase to BPC’ actual costs to procure, store, provide and supply NSP, both Parties shall re- negotiate the change in the purchase price of NSP in good faith within ninety (90) days of the Required Change, which shall be retroactive to the effective date of the Required Change.

3.      PAYMENT TERMS. All NSP shall be paid within [***] days from the date of the invoice. Any late payment made by ADMA shall accrue interest to be paid at the rate of [***], subject to the maximum allowed by law. Invoice to be issued upon shipping from the BPC plasma center. All payments due hereunder to BPC shall be sent to BPC at the times set forth herein by wire transfer to such accounts as BPC may designate to ADMA.

Invoices to ADMA, shall be directed to:

ADMA BioManufacturing, LLC

c/o ADMA Biologics, Inc.

465 Route 17 South

Ramsey, NJ 07446

Attn: Accounts Payable

[***]

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Inquiries and correspondence regarding payment should be directed to:

ADMA BioManufacturing, LLC

c/o ADMA Biologics, Inc.

465 Route 17 South

Ramsey, NJ 07446

Attn: Accounts Payable

[***]

Wire transfer instructions will be provided to ADMA by BPC under separate notice.

4.      SHIPMENT TERMS. All shipments shall be made FOB BPC plasma center or BPC designated freezer warehouse. BPC will invoice ADMA for the NSP at time of shipment. ADMA shall take ownership and bear all risk of loss upon pick up by ADMA’s designated carrier from the BPC plasma center or BPC designated warehouse and ADMA shall at its own expense be responsible for freight charges, insurance, handling and forwarding agent’s fees, taxes, storage and all other charges applicable to the NSP.

B.       QUALITY OF NSP.

1.      BPC and ADMA shall agree in writing upon specifications for NSP (“ADMA Specifications”). All NSP sold under this Agreement by BPC to ADMA shall meet the ADMA Specifications.

2       BPC shall have no obligation to provide NSP to ADMA in the event the failure to provide the agreed upon quantity is due to a Force Majeure Event pursuant to Section G.

3.      ADMA, in compliance with 21 CFR §640.69(f), agrees to hold all NSP units for a minimum of sixty (60) calendar days from collection date prior to release for further manufacturing. ADMA further agrees that if, after placing the NSP units on hold under this section, ADMA is informed by BPC (through the established lookback process) that a donor has been subsequently deferred pursuant to 21 CFR §640.41 or subsequently determined to be ineligible under 21 CFR §630.10 due to risk factors closely associated with exposure to, or clinical evidence of, infection due to a relevant transfusion- transmitted infection, all donations on hold from that donor will not be used in the further manufacturing of injectable products.

4.      ADMA shall bear the expense of unusable NSP due to a recall or look-back , or the destruction of any NSP due to post-donation lookback issues in accordance with FDA regulations and guidance, in each case, if such NSP has become unusable or destroyed after delivery to ADMA.

5.      ADMA shall have the right to conduct periodic inspections of BPC’s centers and facilities dealing with the NSP at times mutually agreeable to the Parties, with no more than [***] auditors. Such inspections shall be limited to matters directly related to this Agreement and shall be conducted in conformance with generally accepted industry practices. ADMA will provide BPC with not less than [***] days’ notice prior to any of its inspections, unless mutually agreed otherwise by the Parties. Upon receipt of ADMA’s audit report, BPC shall have [***] days to send a response to the appropriate ADMA representative, outlining the corrective actions that BPC will take at its expense to correct the audit deficiencies. Further, BPC agrees to provide ADMA with copies of all written reports (including FDA 483’s) and correspondence between BPC and any governmental agency regarding any such inspection or review of records within [***] days of (i) receipt of any such report or correspondence from the governmental agency or (ii) the issuance or delivery of any response or correspondence by BPC; provided, however, that in the event the report or correspondence relates to a serious problem that could affect the continuous supply or quality of the NSP, then BPC agrees to use all reasonable efforts to notify ADMA within [***] days of receipt of such report or correspondence and to provide ADMA with a copy of such report or correspondence.

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C.       INSPECTION AND ACCEPTANCE.

1.      ADMA shall inspect each shipment of NSP for conformity with ADMA’s specifications, as of the Effective Date of this Agreement which are set forth on Exhibit A (which may be amended from time to time in accordance with this Agreement), within [***] days of the arrival of such NSP at ADMA’s designated warehouse. ADMA shall promptly notify BPC in writing of its determination of any non-conformity of such NSP with the ADMA Specifications, in which case, the Parties shall mutually determine, within [***] days of such written notification, whether such NSP meets the ADMA Specifications. If it is determined that such NSP does not meet the ADMA Specifications, BPC shall replace any non-conforming NSP as promptly as possible, taking into account the time required to produce such quantities of NSP. In the event the Parties fail to agree whether or not any given shipment of NSP conforms with the ADMA Specifications, then the dispute will be promptly referred to an independent expert agreed in good faith by the Parties, whose decision shall be final and binding on the Parties. The fees and expenses of such independent expert shall be borne by the Party determined to have been in error as to the conformity, or lack thereof, of the NSP to the ADMA Specifications.

2.      For each shipment of NSP delivered to ADMA, BPC shall provide to ADMA a quality certificate and other industry standard documents required by regulatory authorities relating to such NSP.

D.      LIMITED WARRANTY. BPC represents and warrants to ADMA that the NSP has been collected and produced in accordance with BPC’S approved SOP’s and in accordance to ADMA Specifications. BPC represents, warrants and agrees that any and all NSP shall be collected, produced and delivered in accordance with all local, state and national laws, regulations and requirements. ADMA shall have all rights and remedies available to it under this Agreement and shall not be obligated to buy or pay for any NSP which does not, in all respects, comply with the ADMA Specifications and applicable law, rules and regulations and as otherwise required by this Agreement; provided, that ADMA must notify BPC of any rejection of NSP delivered to ADMA hereunder within [***] days of receipt of such NSP. This warranty shall not apply to any expired NSP.

E.       MISCELLANEOUS

1.      CONFIDENTIALITY

a.      The Parties agree to maintain the confidentiality of the contents of this Agreement and the dealings between the Parties with the same degree of care as they use to protect their own proprietary, confidential or trade secret information (provided, that in no event shall either Party use less than a reasonable degree of care). Subject to the last sentence of this Section (E)(1)(a), neither Party shall disclose to any third party any confidential information received from the other hereunder without such other Party’s prior written consent and shall use such confidential information only for the purpose of this Agreement. The Parties agree to hold the name and location of any and all testing labs and facilities as well as names of key personnel at the testing labs as confidential information hereunder. Said obligation of secrecy shall not apply to any information which (i) was in the public domain at the time of its disclosure or thereafter becomes part of the public domain by publication or otherwise subsequent to the time of disclosure under this Agreement through no fault of the receiving party; (ii) was known to the receiving party or in its possession prior to or at the time of disclosure by the disclosing party as shown by written records and was not disclosed to the receiving party subject to or in violation of a confidentiality obligation; (iii) is independently developed by the receiving party without use of the other Party’s confidential information as shown by written documentation; (iv) is disclosed with the written approval of the disclosing party; (v) is rightfully furnished to the receiving party by a third party having the authority to disclose such confidential information without restrictions; (vi) is disclosed by law or regulation or in response to a valid order of a court or other governmental body of competent jurisdiction, or is required for registration of a product by competent authorities, but only to the extent legally required on the advice of outside legal counsel and for the purpose of such law, regulation, order or registration, and only if the receiving party first notifies the disclosing party of the required disclosure and permits the disclosing party, at its sole expense, to seek an appropriate legal remedy to maintain the information in secret; or (vii) is included in any filings made with the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (which, for the avoidance of doubt, shall include filing a copy of this Agreement with the U.S. Securities and Exchange Commission).

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b.      The above obligations shall survive the termination of this Agreement and shall continue with respect to donor information without limit of time and in respect of other confidential information for a period of [***] years.

2.         RELATIONSHIP OF THE PARTIES. The relationship between ADMA and BPC during the term of this Agreement, including extensions and renewals, is strictly that of buyer and seller. Neither Party is, in any way, the legal representative, agent, joint venture nor partner of the other for any purpose whatsoever. Neither Party has any control or authority whatsoever to bind the other Party or any other person with respect to the other Party.

3.      INDEMNIFICATION. BPC and ADMA hereby indemnify and agree to hold harmless each other and their respective affiliates, agents, employees, officers and directors, from and against any and all third party claims, losses, liabilities, damages, reasonable and documented out-of-pocket attorneys’ fees, costs and expenses (hereinafter “Claims”) which may be sustained by and/or claimed against the other Party by virtue of their negligent acts, negligent omissions or the negligent handling or furnishing of materials or performance of services rendered by the other Party, the willful misconduct by the other Party or its affiliates, officers, directors, employees or agents or any representation, warranty or agreement contained in this Agreement being breached, untrue or materially misleading, by omission or otherwise. Said indemnification will be capped at the dollar value of NSP purchased in the year in which the relevant Claim arises. The indemnifying Party’s liability shall be reduced to the extent any such Claims arise as a result of the indemnified Party’s own willful misconduct or negligence.

The Party from whom indemnity is sought shall be entitled at its option to defend or control the defense and/or settlement of any such claim if and only if the amount of losses in respect of such claim would not reasonably be expected to exceed the amount then available for indemnification; provided, that the indemnifying Party shall not settle any such claim unless the indemnifying Party would be obligated to pay the full amount of the losses in connection with such claim and such settlement completely and unconditionally releases the indemnified Party from all losses in connection with such claim, does not entail any admission of liability on the part of the indemnified Party and would not otherwise adversely affect the indemnified Party.

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Each Party shall notify the other of any claim or potential claim or liability as soon as it becomes aware that such claim, potential claim or liability has arisen (provided, that failure by such indemnified Party to give such notification shall not relieve the indemnifying Party of its obligations hereunder, except to the extent the indemnifying Party (i) demonstrates that it has been actually and materially prejudiced as a result of such failure or (ii) forfeits any rights or defenses that would otherwise have been available to the indemnifying Party but for such failure) and shall provide to the other all reasonable assistance in respect thereof.

4.      LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY HAVE ANY LIABILITY FOR ANY LOSS OF INCOME, PROFIT, INTEREST OR SAVINGS BY THE OTHER PARTY OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY, ARISING FROM OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE SALE OR USE OF ANY NSP, REGARDLESS OF THE FORM OF ACTION, AND WHETHER IN CONTRACT, INDEMNITY, WARRANTY OR TORT INCLUDING WITHOUT LIMITATION STRICT LIABILITY AND NEGLIGENCE OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES. THIS LIMITATION WILL NOT APPLY TO ANY LIABILITY FOR DAMAGES THAT MAY RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY.

5.      INSURANCE. ADMA and BPC shall each be required to maintain general and product liability insurance in an amount of [***]. Before commencing any work hereunder, the Parties shall furnish certificates evidencing the insurance required by this Section. The Parties shall give each other thirty (30) days advance written notice in the event the insurance required by this Section is materially modified, or cancelled or otherwise terminated for any reason.

F.       TERMINATION.

1.      In addition to any other remedy it may have, either Party shall have the right to terminate this Agreement by written notice to the other Party if the other Party fails to remedy and make good any material default in the performance of any material condition or obligation under this Agreement within sixty (60) days of written notice of such material default..

2.      Upon giving the appropriate written notice, either Party may terminate this Agreement upon the occurrence of any of the following events: (a) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against the other Party, and is not dismissed or stayed within sixty (60) days, (b) a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party, or (c) the other Party makes an assignment for the benefit of its creditors or becomes insolvent.

3.      Upon termination of this Agreement, ADMA must pay for any NSP already delivered to ADMA.Notwithstanding anything to the contrary set forth herein, the Parties’ obligations under this Agreement shall survive the termination of this Agreement to the extent necessary to give effect to their reasonable intentions.

G.       FORCE MAJEURE.

1.      Neither Party shall be liable for non-performance caused by strikes, fires, explosions, Acts of God, riots, civil or international war, acts of terrorism, an unexpected downturn in the acceptable donor population adversely affecting the industry as a whole, inability to obtain NSP because of Force Majeure at the producing location, or any other similar or dissimilar cause beyond the reasonable control of either Party which renders the performance of a Party’s obligations so difficult or costly as to make such performance commercially unreasonable (each a “Force Majeure Event”). The affected Party shall immediately inform the other Party of the occurrence and termination of such Force Majeure Event.

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.      Upon giving notice to the other Party, a Party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure. Such notice shall include a description of the nature of the event of Force Majeure, and its cause and possible consequences. The Party claiming Force Majeure shall promptly notify the other Party of the termination of such event.

5. Should the period of Force Majeure continue for more than ninety (90) days, then the Party not suffering the Force Majeure event may terminate this Agreement upon giving written notice to the other Party.

H.       REMEDIES EXCLUSIVE.

The rights and remedies available to ADMA and BPC under this Agreement among the Parties are exclusive, subject to terms of Section I below with respect to permitted assignees.

I.       ASSIGNMENT.

Neither Party shall assign this Agreement or any of its rights or obligations hereunder without the express written consent of the other Party, except as hereinafter provided. Any such consent shall not be unreasonably withheld or delayed. With notice to the other Party, either Party may, without the other Party’s consent, assign this Agreement to (i) its affiliate, provided such Party remains liable for all of its obligations hereunder; or (ii) a successor to all or substantially all of the assets relating to the business of that Party which is involved in the fulfillment of its obligations under this Agreement, provided, that such successor shall expressly assume in writing the performance of all of the terms and conditions of this Agreement then to be performed by such successor as if it were named herein as a Party.

J.       NOTICES. All notices, demands, requests, consents or approvals required under this Agreement must be in writing and delivered personally to the Party or sent by overnight courier service or facsimile or electronic mail, addressed to such Party as set forth below (or to such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Party hereto):

To BPC:	Ileana Carlisle Chief Executive Officer Biotest Pharmaceuticals Corporation 5800 Park of Commerce Blvd. NW Boca Raton, FL 33487

With a copy to:
Legal Department Biotest Pharmaceuticals Corporation 5800 Park of Commerce Blvd. NW Boca Raton, FL 33487 Fax: 561-989-5517

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

To ADMA:

ADMA BioManufacturing, LLC

c/o ADMA Biologics, Inc.

465 Route 17 South Ramsey, NJ 07446

Attn: Chief Executive Officer

With a copy to:

ADMA Biologics Inc.

Attn: General Counsel

5800 Park of Commerce Blvd. NW

Boca Raton, FL 33487

All notices, requests, consents and other communications hereunder shall be deemed to have been properly given (a) if by hand, at the time of the delivery thereof to the receiving party at the address of such Party set forth above, (b) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (c) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service or (d) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

K.       CHANGE OF CONTROL.

If, after a Change of Control, BPC (or its successor-in-interest) either notifies ADMA during the Initial Term of the Agreement of its intention to cease the supply of NSP, or otherwise willfully breaches this Agreement and as a result thereof fails to deliver NSP in accordance with the terms of this Agreement, ADMA shall have the right to notify BPC and terminate the Agreement and BPC or its successor-in- interest shall promptly pay to ADMA damages in the amount of Fifteen Million Dollars ($15,000,000) by wire transfer of immediately available funds to the bank account designated in writing by ADMA. The parties agree that the foregoing amount is not a penalty but an approximation of damages that ADMA would incur in the event of such breach of this Agreement following a Change of Control by BPC or its successor-in-interest. Notwithstanding the payment of the damages described herein, ADMA shall also be able to fully pursue all breach of contract remedies for damages in accordance with this Agreement in the event of such breach of this Agreement permitting ADMA to exercise its right to damages under this Section K.

For purposes of this Section K, “Change of Control” means any (a) direct or indirect acquisition (whether by a purchase, sale, transfer, exchange or issuance) of shares of capital stock or other securities, in a single transaction or series of related transactions, representing more than fifty percent (50%) of the voting power of Biotest AG, Biotest US Corporation or BPC (in each case, including by means of a spin- off, split-off or public offering), (b) merger, consolidation or other business combination directly or indirectly involving Biotest AG, Biotest US Corporation or BPC representing more than (50%) of the assets of Biotest AG, Biotest US Corporation or BPC, (c) reorganization, recapitalization, liquidation or dissolution directly or indirectly involving Biotest AG, Biotest US Corporation or BPC, (d) direct or indirect sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of more than fifty percent (50%) of the assets of Biotest AG, Biotest US Corporation or BPC, or (e) other transaction having a similar effect to those described in clauses (a) through (d).

For avoidance of doubt this Section K is only applicable if ADMA has not assigned this Agreement or engaged in an ADMA Change of Control. For purposes hereof, an “ADMA Change of Control” (a) direct or indirect acquisition (whether by a purchase, sale, transfer, exchange or issuance) of shares of capital stock or other securities, in a single transaction or series of related transactions, representing more than fifty percent (50%) of the voting power of ADMA Biologics, Inc. (“ADMA Parent”) or ADMA (in each case, including by means of a spin-off, split-off or public offering), (b) merger, consolidation or other business combination directly or indirectly involving ADMA Parent or ADMA representing more than (50%) of the assets of ADMA Parent or ADMA, (c) reorganization, recapitalization, liquidation or dissolution directly or indirectly involving ADMA Parent or ADMA, (d) direct or indirect sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of more than fifty percent (50%) of the assets of ADMA Parent or ADMA, or (e) other transaction having a similar effect to those described in clauses (a) through (d).

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

L.       INTEGRATION; EFFECT OF AMENDMENT.

This Agreement, including all attachments, schedules or other agreements specifically incorporated by reference, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede any and all other prior written or oral agreements, understandings, negotiations or discussions among the Parties with respect to the subject matter of this Agreement. This Agreement may not be modified or amended in any respect except by an instrument in writing signed by both of the Parties.

M.       CHOICE OF LAW.

1.      This Agreement shall be governed by, and construed under laws of the State of Delaware, without regard to its conflict of laws principles.

2.      Each of the Parties agrees that, notwithstanding anything herein, any claim, demand, action, cause of action, suit, countersuit, litigation or proceeding by or before any governmental authority arising out of or in connection with this Agreement (any “Action”), or for recognition and enforcement of any judgment arising out of or in connection with this Agreement, shall be tried and determined exclusively in the state or federal courts in the State of Delaware, and each of the Parties hereby irrevocably submits with regard to any such Action for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Parties hereby expressly waives any right it may have to assert, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Action (i) any claim that it is not subject to personal jurisdiction in the aforesaid courts for any reason; (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts; and (iii) any claim that (A) any of the aforesaid courts is an inconvenient or inappropriate forum for such Action, (B) venue is not proper in any of the aforesaid courts and (C) this Agreement or the subject matter hereof may not be enforced in or by any of the aforesaid courts. Each of the Parties agrees that mailing of process or other papers in connection with any such Action in the manner provided in Section J or any other manner as may be permitted by law shall be valid and sufficient service thereof.

3.      EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVER IN THIS SECTION (M)(3), (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) SUCH PARTY MAKES SUCH WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS HEREIN.

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

N.      REPRESENTATIONS AND WARRANTIES. Each party hereto hereby represents and warrants to the other as follows: (i) each party hereto has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, (ii) the execution and delivery of this Agreement and the consummation by such party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such party, (iii) this Agreement has been duly and validly executed and delivered by such party and constitutes the valid and binding obligation of such party, enforceable against such party in accordance with its terms and (iv) the execution and delivery of this Agreement and the consummation by such party of the transactions contemplated hereby does not and will not (a) require the consent of or registration with, any court, federal state, local or foreign governmental or regulatory body, or (b) constitute a default (with or without notice or lapse of time, or both) under or conflict with any contract, agreement or order to which such party is a party or by which such party or any of its properties or assets is subject or bound.

[Signature Page Follows]

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first written above.

ADMA BioManufacturing, LLC. By: /s/ Adam Grossman Name: Adam Grossman Title: President & CEO Date: June 6, 2017

[Signature Page to Normal Source Plasma Supply Agreement]

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first written above.

Biotest Pharmaceutical Corporation By: /s/ Ileana Carlisle Name: Ileana Carlisle Title: Chief Executive Officer Date: June 6, 2017

[Signature Page to Normal Source Plasma Supply Agreement]

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* Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.